                                      LOGO

                           LONGLEAF PARTNERS FUNDS SM

                                QUARTERLY REPORT
                               at March 31, 2000

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1
Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    7
  Performance History* and Portfolio Summary...............    9
  Portfolio of Investments.................................   10
Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   12
  Performance History* and Portfolio Summary...............   14
  Portfolio of Investments.................................   16
Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   19
  Performance History* and Portfolio Summary...............   22
  Portfolio of Investments.................................   24
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   27
  Performance History* and Portfolio Summary...............   29
  Portfolio of Investments.................................   30
Service Directory..........................................   33
Trustees and Officers......................................   35

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

In the twenty-five year history of Southeastern Asset Management, we have aggressively pursued additional assets from new and existing clients in the Partners Fund universe three times -- late 1987, 1990, and October of 1998. We have otherwise been indifferent to inflows or have closed the Fund when qualifying investments with the required margins of safety were difficult to find.

In the current environment where many already discounted stocks are under further pressure from value managers who are liquidating holdings, Longleaf sees significant opportunity. For the fourth time in our firm's history we are encouraging our existing partners to add aggressively to their Longleaf investments, and we are pursuing new shareholders as well. Many of our institutional clients have added to their accounts with the gains they have captured from their technology holdings. We believe that Longleaf's return opportunities are significant, and the attendant risks are minimal. We are convinced that partners who invest today will be as satisfied with their long-term results as those shareholders who invested in late 1987, the fourth quarter of 1990, and October of 1998.

The Risk
While some use volatility measures such as standard deviation to measure risk, most thoughtful long-term investors equate risk with the probability of permanently losing capital. In today's extremely bifurcated market where a handful of excessively valued companies dominate indices, our holdings have demonstrable intrinsic values which are materially greater than their share prices.

Much has been written about the resemblance of today's market to the early 1970's when fifty stocks known as the "Nifty Fifty" ruled that equity environment. In an article on February 24, 2000 the Wall Street Journal drew a striking comparison. At the end of 1972 the top 20% highest priced stocks of the S&P 500 sold for a median P/E of 33.9 while the remaining 80% sold for 12.3X. The contrast in today's market is more extreme. The top 20% of the S&P 500 sells for over 70X earnings, and the lower 80% sells for a P/E of less than 15. Today's "Nifty Fifty" equivalents are Internet related and biotech businesses. In 1999 the 68 technology stocks in the S&P 500 returned 131% while the remaining 432 companies were up less than 2%. The first quarter of 2000 has been a continuation of this polarity.

Historically, those who owned stocks which sold at large premiums to their underlying business values paid dearly. Shareholders who did not cash in their gains from the "Nifty Fifty's" run through 1972, or worse, speculators who

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

chased the good performance and bought those companies as they approached their peaks, had dismal results. Within two years many of the "Nifty Fifty" owners had lost 50-80% of their capital by the time the market bottomed in late 1974. Even if those shareholders held "America's 50 Best Companies" for the succeeding decade, the returns were a woefully inadequate 1.1% PER YEAR. The table below tells the story.

                              NIFTY FIFTY RETURNS
                                10 YEAR ANALYSIS
                              12/31/72 - 12/31/82

                                       10 YEAR     COMPOUNDED
                                      CUMULATIVE     ANNUAL
COMPANY                               RETURN (%)   RETURN (%)
-------                               ----------   ----------
American Express....................     41.1          3.5
American Home Products..............     65.1          5.1
American Hospital Supply............     48.1          4.0
AMP.................................     89.4          6.6
Anheuser-Busch......................     54.1          4.4
Avon Products.......................    (66.1)       (10.3)
Baxter International................     89.3          6.6
Black & Decker......................    (33.0)        (3.9)
Bristol Myers.......................    169.2         10.4
Burroughs(4)........................     (9.6)        (6.6)
Chesebrough-Pond's..................     46.3          3.9
Citicorp............................     31.5          2.8
Coca-Cola...........................      8.2          0.8
Digital Equipment...................    225.3         12.5
Disney (Walt) Company...............    (34.2)        (4.1)
Dow Chemical........................     52.1          4.3
Eastman Kodak.......................    (16.9)        (1.8)
Emery Air Freight...................    (20.5)        (2.3)
General Electric....................    100.2          7.2
Gillette............................     22.1          2.0
Halliburton.........................     84.2          6.3
Heublein(5).........................     45.5          3.9
Intl Business Machines..............     77.7          5.9
Intl Flavors & Fragrances...........    (17.4)        (1.9)
ITT.................................      6.4          0.6
Johnson & Johnson...................     36.5          3.2
Kmart...............................    (42.3)        (5.3)

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

                                       10 YEAR     COMPOUNDED
                                      CUMULATIVE     ANNUAL
COMPANY                               RETURN (%)   RETURN (%)
-------                               ----------   ----------
Lilly (Eli).........................     (2.4)        (0.2)
Louisiana Land & Exploration........    (23.0)        (2.6)
Lubrizol............................     13.6          1.3
McDonalds...........................     27.5          2.5
Merck...............................     23.2          2.1
MGIC(5).............................    (35.0)        (4.6)
Minnesota Mining & Mfg..............     24.6          2.2
Penney (J C)........................    (19.0)        (2.1)
Pepsico.............................     72.1          5.6
Pfizer..............................    118.7          8.1
Pharmacia & Upjohn..................     (3.0)        (0.3)
Philip Morris.......................    170.0         10.4
Polaroid............................    (74.6)       (12.8)
Procter & Gamble....................     48.7          4.0
Revlon..............................     13.2          1.2
Schering-Plough.....................    (21.2)        (2.4)
Schlitz (Jos.) Brewing(5)...........    (64.1)       (10.3)
Schlumberger........................    341.5         16.0
Sears Roebuck.......................    (16.0)        (1.7)
Simplicity Pattern(4)...............    (79.1)       (14.5)
Squibb..............................     14.6          1.4
Texas Instruments...................     74.3          5.7
Xerox...............................    (64.1)        (9.7)
Nifty Fifty (equal-weighted)........     31.0%         1.1%
S&P 500 Composite...................     91.9%         6.7%

    Notes:
    (1) Data provided by FactSet using Compustat database.
    (2) Returns split-adjusted with dividends reinvested.
    (3) Spin-offs become dollar-equivalent dividends reinvested in parent.
    (4) Burroughs became UNISYS Corp; Simplicity Pattern became Maxxam Group
    (5) Schlitz, MGIC, and Heublein were acquired during 1982. Returns are annualized for the portions of the year that they traded as independent entities.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Following a comfortable consensus of owning everyone's favorite stocks almost always hurts your financial health in the long run. The market over the long-term properly prices businesses. Holding overvalued stocks exposes capital to extreme danger.

The Return Opportunity
At the end of the first quarter, all four Longleaf portfolios are selling at approximately half of our appraisals of their intrinsic or private market values. These discounts imply over a 100% return should these businesses reach our appraisals because the corporate values are building through the retention and reinvestment of net cash earnings. Even if it takes five years for the values to get recognized, the return opportunities are substantial.

If we buy a company for half its appraised value, if the value grows 12% per year through business operations and intelligent capital deployment, and if the share price rises to reflect corporate worth in the fifth year, we will compound capital at 29% per year. (If the price approached appraisal more quickly, the return would be higher; if the process took more than five years, the return would be less.) The following hypothetical graph, based on these assumptions, illustrates this process.

                                    (GRAPH)

                                                 Year     Year       Year      Year       Year     Year
                                                  0        1          2         3          4        5
                                                 ----     ----       ----      ----       ----     ----
Corporate Intrinsic Value/Share.................  40       42         52        56         62       70

29% Compound Annual.............................  20       30         40        50         60       70

Market Price/Share..............................  20       35         30        47         40       70


                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

For this compounding to work, we must buy the shares at steep discounts to solid corporate values, the business values must grow, and over time, the share prices must properly reflect the values. Patience and a reasonable time horizon are prerequisites.

Buy at steep discounts: All four Funds recently sold at the lowest price-to-value ratios in their histories. Said another way, our businesses as a whole are selling for about half of their intrinsic values. Recent corporate transactions imply that our appraisals are low, and therefore, the composite P/Vs actually may be more attractive than our conservative calculations, giving us a better prospective return. Even if our analytic conclusions are high by 20% (i.e. the P/V is actually 62.5%), the average annual return in the example is still 23% over five years.

Value growth: Our example assumes 12% annual growth in value over the five-year period. This value build-up is a function of a company's profitability and its management's capital allocation skills. We believe we own businesses which are sufficiently profitable and have management partners who can properly assess risks and returns when weighing whether to reinvest in their businesses, make acquisitions, or repurchase shares.

Price reflecting value: The gap between price and value can close in several ways: the market rises to reflect value; the company liquidates; mergers or acquisitions occur; management takes the business private; or aggressive share repurchase programs arbitrage price towards value. At today's prices we AND our corporate partners are focused on being good stewards of your capital. In certain cases where we feel we can be helpful, we have elected to work closely with managements and their boards to help build value-per-share and/or to get value recognized. Many companies are liquidating all or part of their assets at fair value and reviewing how best to deploy or distribute the proceeds. A number of our holdings are in active merger discussions -- some of our companies are putting themselves up for sale publicly; some are getting calls from private buyers; and some are receiving unsolicited offers. LBO activity has also increased with the decline of share prices. Share repurchases at the companies we own are being executed at a level that we have never seen, with many of our holdings reducing their outstanding shares by over 10% in a year's period. We applaud these buybacks because they increase value-per-share substantially when executed at such undervalued prices, and because today's repurchases represent the highest return and lowest risk capital allocation alternative at almost all of our companies.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

To summarize, your partners at Southeastern have aggressively invested in the Longleaf Funds. We are convinced our returns from today's price levels will be exceptional and the concomitant and comparative risks are negligible.

Shareholder Meeting
Our annual gathering of shareholders will be Wednesday, May 10 at 5:30 p.m. at the Memphis Botanic Garden. We hope to see many of you there. We look forward to reviewing the opportunities in each of the Longleaf portfolios.

www.longleafpartners.com
We have received numerous visitors at www.longleafpartners.com and appreciate your interest. An audio replay of the shareholder meeting presentations should be available on the Web site by the end of May for those of you unable to attend.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

In a frustrating quarter Longleaf Partners Fund declined 5.4% while the S&P 500 Index rose 2.3%. Although technology stocks faltered in the final days of March, the quarter's results reflect the contrast between dot.com valuations (NASDAQ up 12.4%) and mainstream businesses (Dow Jones Industrial Average -4.7%).

Four holdings accounted for much of the Fund's decline -- Waste Management, Tricon, Knight Ridder, and Hilton. We remain confident in our case on Waste Management (see the previous two quarterly reports for details). The right CEO is in place, industry fundamentals remain strong, and operating cash flow is on target, even before the company's systems are fixed well enough to enable Maury Myers to optimize operations. With all the bad press hovering over the stock, however, Wall Street will require a couple of good quarters before believing.

The negative sentiment towards Waste Management is similar to that surrounding Seagram when we bought it in 1997. We paid prices in the low-to-mid $30's for Seagram in the face of unfavorable views of management. We believed the negative assessment to be unwarranted, just as we view the current negative opinion of WMI's management "credibility" due to the prior team as overdone. A year after that Seagram purchase, although fundamentals remained sound, the stock traded in the mid $20's, a sizable paper loss. Less than six months later in the spring of 1999 Seagram had appreciated to $65, almost twice our cost, and we sold the stock at our appraisal.

This comparison is not meant to suggest that we will double our money on WMI in only six months. It does highlight how volatile stock prices are, how quickly sentiment can change when justified by fundamentals, and how we attempt to take advantage of irrational swings between fear and greed. While the bad press is one theory that has kept WMI at a steeply discounted price, negative PR is not reason enough for us to walk away from attractive business characteristics and significant undervaluation.

The Seagram experience also illustrates that big returns do not happen in a straight line. If returns could be timed or if stocks rose in even increments, we could wait for favorable price momentum and then jump in. Because the markets do not accommodate this kind of wishful thinking, we must be early and patient.

Two of the other three "laggards" in the first quarter are operating exceptionally well. Tricon's stock is weak because of horrible same-store comparisons that the company will report for the first few months of this year. However, even with those comps Tricon will report earnings and free cash flow up over 20% in 2000, after last year's 43% gain in EPS and 22% gain in free cash flow. Due to this amazing disconnect between business performance of their KFC, Pizza Hut, and

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Taco Bell brands, and the stock price, management bought in a whopping 3 million shares in January alone.

Knight Ridder reported EPS up 20% in 1999 and will post a double digit gain again this year, and was rewarded with a stock price drop. Like Tricon, KRI is taking advantage of this drop by buying in substantial shares and thereby adding even more to existing intrinsic value per share. KRI sells substantially below our appraisal of around 9X EBITDA. Our confidence in that appraisal was boosted by Tribune's agreement to pay 11X EBITDA for Times Mirror, which we believe has lower growth characteristics and a weaker Web presence than Knight Ridder.

Hilton's stock has been weak due to poor performance at its Doubletree segment and disappointing margins in 1999. The core properties and fee businesses, however, are doing very well. The trophy hotels such as the Waldorf Astoria and the Hawaiian Village are insulated from the industry's new supply threats, and new hotel capacity is a positive rather than a negative for the fee businesses. Management owns a substantial amount of the company, and Steve Bollenbach is focused solely on building and recognizing value.

Our 13D filing on Aetna speaks for itself, and this is not the time to comment further. In due course we will communicate the case in more detail.

While at the end of this quarter we report to you disappointing results, we also report two things that we strongly believe will outweigh the current underperformance over the long-term. First and most important, we have never seen this kind of widespread undervaluation of fine businesses. Our composite price-to-value ratio is below 50% for the first time ever, compared to a long-term average in the high 60's. Just getting back to average would provide a return that more than compensates for the past year, while putting us on a platform from which we have historically generated high long-term absolute returns. Second, we have never seen this level of company share repurchase activity. Almost every company in the Fund is taking advantage of today's fire sale prices and adding even more value to their shares by taking out sellers at prices way below fair worth.

                      PARTNERS FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2000

                                                         Value-Line
                                    PARTNERS   S&P 500   (Geometric)   Inflation
                                      FUND      Index       Index      Plus 10%*
                                    --------   -------   -----------   ---------
Year-to-Date                         (5.42)%     2.25%      (0.55)%       4.16%
One Year                             (9.02)     17.92        4.74        13.70
Five Years                           14.41      26.74        7.98        12.48
Ten Years                            15.77      18.82        5.80        12.89
Since Public Offering 4/8/87         14.67      16.29        3.59        13.34

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 44.4% OF NET ASSETS)

WASTE MANAGEMENT, INC. (WMI)                                               13.0%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

MARRIOTT INTERNATIONAL, INC. (MAR)                                         10.0%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, and Residence Inn names.

GENERAL MOTORS CORPORATION (GM)                                             8.7%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

FEDEX CORPORATION. (FDX)                                                    7.5%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

GEORGIA-PACIFIC CORPORATION--TIMBER GROUP (TGP)                             5.2%
Owner of over 4.7 million acres of timberlands located primarily in southern
U.S.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2000 THROUGH MARCH 31, 2000

               NEW HOLDINGS                           ELIMINATIONS
               ------------                           ------------
Diageo plc                                 Boston Properties Inc.
Diageo plc (ADR)                           Koninklijke Philips
Nabisco Holdings Corp.                     Electronics N.V.
                                           United Healthcare Corporation

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2000 (UNAUDITED)

      SHARES                                                          MARKET VALUE
    ----------                                                       --------------
Common Stock 98.1%

                     Beverages 4.4%
    15,577,000       Diageo plc (Foreign).........................   $  117,043,444
       694,100       Diageo plc ADR (Foreign).....................       20,909,763
                                                                     --------------
                                                                        137,953,207
                                                                     --------------
                     Environmental Services 13.6%
     2,890,900   *   Allied Waste Industries, Inc.................       18,971,531
    30,090,689       Waste Management, Inc........................      411,866,306
                                                                     --------------
                                                                        430,837,837
                                                                     --------------
                     Food 0.4%
       471,000       Nabisco Holdings Corp........................       15,160,312

                     Health Insurance 3.1%
     1,768,400       Aetna Inc....................................       98,477,775

                     Investment Management 0.9%
     1,237,700   *   The Pioneer Group, Inc.......................       28,776,525

                     Lodging 18.7%
     1,048,780   *   Crestline Capital Corporation................       18,288,101
    19,601,100       Hilton Hotels Corporation....................      151,908,525
    11,700,250       Host Marriott Corporation....................      103,839,719
    10,103,600       Marriott International, Inc..................      318,263,400
                                                                     --------------
                                                                        592,299,745
                                                                     --------------
                     Manufacturing 1.9%
     4,450,000   *   UCAR International, Inc......................       58,684,375

                     Multi-Industry 9.4%
     1,178,800       Alexander & Baldwin, Inc.....................       24,312,750
     3,323,000       General Motors Corporation...................      275,185,938
                                                                     --------------
                                                                        299,498,688
                                                                     --------------
                     Natural Resources 13.4%
     6,474,600       Georgia-Pacific Corporation - Timber Group...      165,911,625
    11,201,032   *   Pioneer Natural Resources Company............      119,010,965
     2,900,000       Rayonier Inc.................................      141,375,000
                                                                     --------------
                                                                        426,297,590
                                                                     --------------
                     Property & Casualty Insurance 5.4%
    30,534,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign).............................       75,319,049
    20,860,000       The Yasuda Fire & Marine Insurance Company,
                       Ltd. (Foreign).............................       94,573,152
                                                                     --------------
                                                                        169,892,201
                                                                     --------------
                     Publishing 5.0%
     3,134,300       Knight Ridder, Inc...........................   $  159,653,406

                     Real Estate 4.6%
     9,681,791       TrizecHahn Corporation (Foreign).............      145,226,865


                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2000 (UNAUDITED)

      SHARES                                                          MARKET VALUE
    ----------                                                       --------------

                     Restaurants 4.7%
     4,768,900   *   Tricon Global Restaurants, Inc...............      148,133,956

                     Transportation 12.6%
     7,290,000       Canadian Pacific Limited (Foreign)...........      163,113,750
     6,064,600   *   FedEx Corporation............................      236,519,400
                                                                     --------------
                                                                        399,633,150
                                                                     --------------
                     TOTAL COMMON STOCKS (COST $3,698,066,530)....    3,110,525,632
                                                                     --------------

       PAR
    ----------
    Short-Term Obligations 1.2%
    38,508,000       Repurchase Agreement with State Street Bank,
                       5.25% due 4-3-00 (Collateralized by U.S.
                       government securities).....................       38,508,000
                                                                     --------------
TOTAL INVESTMENTS (COST $3,736,574,530)(a)................   99.3%    3,149,033,632
OTHER ASSETS AND LIABILITIES, NET.........................    0.7        23,387,307
                                                            -----    --------------
NET ASSETS................................................  100.0%   $3,172,420,939
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $19.38
                                                                     ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 19% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value   Gain/(Loss)
-------------   ---------------------------------  ------------   -----------
5,565,000,000   Japanese Yen 6-30-00.............  $ 55,120,274   $(3,952,666)
5,400,000,000   Japanese Yen 9-29-00.............    54,376,860       (34,503)
5,500,000,000   Japanese Yen 12-28-00............    56,321,589       952,180
                                                   ------------   -----------
                                                   $165,818,723   $(3,034,989)
                                                   ============   ===========

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

The International Fund ended the first quarter up 2.1% versus a 0.4% decline for the EAFE Index. International markets continue to track the U.S. market's infatuation with technology, media, and telecommunications stocks. In the U.K. and Japan, the focus is even more pronounced than in the U.S. This dichotomy, which began to reverse in the last weeks of the quarter, allowed us to substantially reshape the portfolio. We begin the second quarter with stronger brands, better partners, and greater discounts between price and value than we ever thought possible.

We bought Diageo, Molson, and Fairfax Holdings during the quarter. Diageo's brands include the world's most popular collection of spirits (including Johnnie Walker and Smirnoff), as well as Pillsbury, Burger King, and Guinness. Molson has over 40% of the Canadian beer market and has been restructured by an exceptional new management team. Fairfax Holdings' Prem Watsa has a reputation in the insurance industry matched only by Warren Buffett. Watsa has an outstanding long-term record as both an investor and an operator, and has substantially all of his net worth invested in Fairfax. We purchased all three businesses near their recent lows and at extreme discounts to intrinsic value.

We funded our purchases by selling appreciated holdings and through a process of painful pruning. Bemrose, the Fund's fourth largest holding at year-end, nearly tripled on the announcement of its restructuring program. We sold a portion of our position at attractive prices. During the quarter we liquidated Wassall at our appraisal prior to its takeover by KKR, and we sold our holding in Nippon Broadcasting, another stock that tripled while we owned it.

In addition to realizing gains on these investments, we sold two small positions, Banco Hipotecario and Jarvis Hotels, to concentrate in our best ideas. We continued to emphasize those Japanese non-life investments with the best combination of discount from appraisal and intelligent partners by selling Dai-Tokyo and Yasuda Fire and Marine and increasing our stakes in Nippon Fire and Nissan Fire. We also liquidated a profitable short position in Anglo American. We rarely short securities in the Fund and will only do so as a hedge. We shorted Anglo because we own De Beers whose two assets are its diamond business and a 40% stake in Anglo. The short sale allowed us to lock in a low price for De Beers' diamond business.

The same forces that provided us opportunities to buy Diageo, Molson, and Fairfax contributed to declines in many of the Fund's financial, transportation, and consumer product stocks. With the exception of Sampo, our insurance investments declined. Our three transportation related stocks, Canadian Pacific,

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Sea Containers, and Wisconsin Central, also fell. Our Japanese fast food investments, MOS Food Service and KFC Japan, lost ground as did UK grocer Safeway, despite dramatic improvements under new CEO Carlos Criado-Perez. Underlying operations have improved and our appraisals have grown at almost all of these companies, and many of our management partners are accelerating growth in value-per-share via stock buybacks.

The International Fund's price-to-value ratio remains compelling. Price, however, is only one of the three determinants of a successful outcome. The quality of the companies we own is higher, with more competitively entrenched products and outstanding growth prospects. We also have an unprecedented group of management partners who understand the importance of building shareholder value and who act accordingly.

                    INTERNATIONAL FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2000

                                       INTERNATIONAL    EAFE    Inflation
                                           FUND        Index    Plus 10%
                                       -------------   ------   ---------
Year-to-Date                                2.08%       (0.39)%    4.16%
One Year                                   19.86        23.50     13.70
Since Public Offering 10/26/98             25.51        25.46     13.92

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 36.2% OF NET ASSETS)

SAFEWAY PLC                                                                 8.0%
Fourth largest U.K. food retailer with valuable locations.

BRIERLEY INVESTMENTS LIMITED                                                7.6%
A Singapore based holding company which owns controlling stakes in U.K. based Thistle hotels, Air New Zealand, and Australian building materials maker, James Hardie. (During the first quarter, Brierley moved its headquarters and primary listing to Singapore from New Zealand.)

FAIRFAX FINANCIAL HOLDINGS LIMITED                                          7.0%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

SAMPO INSURANCE COMPANY LTD.                                                6.8%
The largest non-life insurance company in Finland. The company holds a significant equity portfolio and is expanding into other European non-life markets, the domestic life business, and banking.

DIAGEO PLC                                                                  6.8%
Owner of: premium spirits including Smirnoff, Johnnie Walker, Tanquery, Gordons, Hennessy, and Baileys; consumer food brands such as Pillsbury, Haagen Dazs, Old El Paso, and Progresso; the world's leading stout, Guinness; and the Burger King restaurant franchise.

                     INTERNATIONAL FUND - PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                     JANUARY 1, 2000 THROUGH MARCH 31, 2000

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Diageo plc                          Banco Hipotecario
Diageo plc (ADR)                    The Dai-Tokyo Fire and Marine
Fairfax Financial Holdings Limited    Insurance Company Ltd.
Molson Inc. -- Class A              Jarvis Hotels plc
                                    Nippon Broadcasting System
                                    Wassall PLC
                                    The Yasuda Fire & Marine Insurance
                                      Company, Ltd.

                        COUNTRY ALLOCATION OF PORTFOLIO
                             (STOCKS AND FORWARDS)

Canada................................   32.7%
United Kingdom........................   19.0
Japan.................................   18.3
Singapore.............................    7.7
Finland...............................    7.5
United States.........................    5.2
South Africa..........................    4.9
Bermuda...............................    4.5
New Zealand...........................    0.2
                                        -----
                                        100.0%
                                        =====

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2000 (UNAUDITED)

      SHARES                                                             MARKET VALUE
    ----------                                                           ------------
Common Stock 97.8%
                     Beverages 10.4%
       909,200       Diageo plc (United Kingdom)......................   $  6,831,604
       395,300       Diageo plc ADR (United Kingdom)..................     11,908,412
       613,000       Molson Inc. -- Class A (Canada)..................      9,838,063
                                                                         ------------
                                                                           28,578,079
                                                                         ------------
                     Food 2.4%
       919,000       Ezaki Glico Co., Ltd. (Japan)....................      4,515,924
        56,400       Weetabix Limited (United Kingdom)................      2,204,386
                                                                         ------------
                                                                            6,720,310
                                                                         ------------
                     Multi-Industry 12.0%
    83,750,000   *   Brierley Investments Limited (Singapore).........     20,808,974
       555,000       Sea Containers Limited (Bermuda).................     12,279,375
                                                                         ------------
                                                                           33,088,349
                                                                         ------------
                     Natural Resources 14.4%
       575,000       De Beers Consolidated Mines Ltd. (South
                       Africa)........................................     13,189,062
     3,349,996       Gendis Inc. (Canada)(b)..........................     11,422,014
     4,084,000   *   Gulf Canada Resources Limited (Canada)...........     15,059,750
                                                                         ------------
                                                                           39,670,826
                                                                         ------------
                     Printing 3.1%
     1,246,689       Bemrose Corporation plc (United Kingdom).........      8,353,140

                     Property & Casualty Insurance 24.6%
       156,800       Fairfax Financial Holdings Limited (Canada)......     19,224,687
     7,003,000       The Nippon Fire & Marine Insurance Company, Ltd.
                       (Japan)........................................     17,274,491
     4,631,000       The Nissan Fire & Marine Insurance Company, Ltd.
                       (Japan)........................................     12,371,602
       490,000       Sampo Insurance Company Ltd. (Finland)...........     18,755,240
                                                                         ------------
                                                                           67,626,020
                                                                         ------------
                     Publishing 4.5%
       268,300       Hollinger Inc. (Canada)..........................      1,848,051
       967,400       Hollinger International Inc. (United States).....     10,399,550
                                                                         ------------
                                                                           12,247,601
                                                                         ------------
                     Real Estate 5.3%
     4,671,600   *   O&Y Properties Corporation (Canada)..............     14,480,094

                     Restaurants 5.7%
       448,000       Kentucky Fried Chicken Japan (Japan).............      4,769,812
     1,020,000       MOS Food Service, Inc. (Japan)...................     10,919,509
                                                                         ------------
                                                                           15,689,321
                                                                         ------------

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2000 (UNAUDITED)

      SHARES                                                             MARKET VALUE
    ----------                                                           ------------
                     Retail 8.0%
     7,240,000       Safeway plc (United Kingdom).....................   $ 21,973,822

                     Transportation 7.4%
       280,000       Canadian Pacific Limited (Canada)................      6,265,000
     1,150,000   *   Wisconsin Central Transportation Corporation
                       (United States)................................     14,087,500
                                                                         ------------
                                                                           20,352,500
                                                                         ------------
                     TOTAL COMMON STOCKS (COST $282,276,750)..........    268,780,062
                                                                         ------------

       PAR
    ----------
Short-Term Obligations 0.6%

     1,498,000       Repurchase Agreement with State Street Bank, 5.25% due
                       4-3-00 (Collateralized by U.S. government
                       securities).........................................       1,498,000
                                                                              -------------
TOTAL INVESTMENTS (COST $283,774,750)(a)...........................    98.4%    270,278,062
OTHER ASSETS AND LIABILITIES, NET..................................     1.6       4,458,413
                                                                     ------   -------------
NET ASSETS.........................................................   100.0%  $ 274,736,475
                                                                     ======   =============
NET ASSET VALUE PER SHARE..................................................          $12.27

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes.
(b) Illiquid security.
Note: Country listed in parenthesis after each company indicates location of headquarters.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value   Gain (Loss)
-------------   ---------------------------------  ------------   -----------
    9,615,000   British Pound 6-30-00............  $ 15,344,926   $   57,223
   10,000,000   British Pound 12-28-00...........    15,983,713      166,287
   32,750,000   Canadian Dollar 6-30-00..........    22,609,072     (399,921)
    2,750,000   Canadian Dollar 3-29-01..........     1,806,669      100,537
   15,400,000   European Currency Unit 6-30-00...    14,829,726    1,475,124
   75,000,000   Japanese Yen 9-29-00.............       755,234      (16,034)
2,500,000,000   Japanese Yen 12-28-00............    25,600,722      424,679
2,550,000,000   Japanese Yen 3-29-01.............    26,537,850     (834,796)
   28,800,000   New Zealand Dollar 6-30-00.......    14,305,647      216,754
    6,400,000   New Zealand Dollar 9-29-00.......     3,178,356      116,364
    5,000,000   New Zealand Dollar 12-28-00......     2,482,666      104,834
                                                   ------------   ----------
                                                   $143,434,581   $1,411,051
                                                   ============   ==========

                            (Intentionally Left Blank)

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Longleaf Partners Realty Fund declined 4.4% while the Wilshire Real Estate Securities Index was up 2.8% and the NAREIT Index posted a 2.2% return during the first quarter of 2000. Although our disciplined value approach is not producing satisfactory results currently, Southeastern's process has delivered superior long-term returns. This approach is the only way we are comfortable investing and protecting our own capital.

In the first quarter, any slight interest in real estate focused on "blue chip" REITs and we underperformed. We own some of the finest real estate in the world at extremely attractive prices, and we are partners with some of the best management talent in the industry. Our aggregate cash flows and values are rising steadily, yet many of our companies are selling at lower prices. Despite being frustrated with the lack of appreciation for our core holdings, we are ecstatic at the opportunities for rational, long-term investors. To explain our confidence we highlight a few holdings, which account for almost 40% of the portfolio.

     Hilton: This company was most responsible for the Realty Fund's poor results in the first quarter. This short-term volatility does not diminish Hilton's superior long-term compounding ability. In fact, from this price level, the opportunity is higher. Hilton sells for less than 5X FFO (a proxy for earnings in real estate companies). The company is growing at a double-digit rate in a less than robust environment for hotels. Hilton has some of the best brands in the industry and is run by a proven, capable, shareholder-oriented management team.

     Forest City: Earnings (FFO) per share were up 12.5% in 1999. 2000 looks even better - the company will complete the massive Times Square re-development project and should have strong same property cash flow growth. Recently, Forest City was selected for one of the premier development opportunities in the country, converting the six square mile Denver-Stapleton Airport into a "city within a city." The company sells for 6X FFO.

     Catellus: The landlords in San Francisco and Silicon Valley are major beneficiaries of the "new economy". Catellus is best positioned with its strategic assets. 1999 earnings (their equivalent to FFO) per share grew at 25% in 1999 and should increase at a double-digit rate again in 2000. The company's entitled land portfolio (including 313 acres on the waterfront in downtown San Francisco) has increased in value in this very desirable, supply-constrained market.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

     Prime Group: FFO per share increased 11.5% in 1999 due to strong same property results from Chicago office assets. The company sold its largest single asset for $300/square foot; the stock is selling for less than $100/square foot. Prime Group has announced plans for 2000 to sell $500 million in assets and repurchase $250 million in stock, representing approximately 60% of all the outstanding shares and units.

Two companies which total 4% of assets deserve special mention because they materially hurt performance in the first quarter. Bay View Capital's stock has been weak in the wake of the FMAC acquisition. Time will tell whether FMAC will perform up to expectation or whether our value has been diluted permanently. Even assuming the latter, BVC's intrinsic value is significantly higher than the stock price. BVC sells for less than book value, which itself reflects no credit for the company's San Francisco deposit franchise.

Prime Retail is also extremely inexpensive. Today it sells for approximately 1X its trailing FFO/share. The company's stock price declined because former management failed to integrate the 1998 Horizon acquisition effectively. This failure involved both operating results at the properties and financial management of the balance sheet. The board of directors has replaced most of senior management. We are disappointed in the company's results and in our own assessment of management.

The Realty Fund's return also has been hurt by the market's continued rewarding of speculative enterprises over current cash flows and quality assets. Consider the example this quarter at one of our core investments, Beacon Capital Partners. The company is managed by the widely admired Alan Leventhal and Lionel Fortin, who have created tremendous value by acquiring 20% of the office space in the supply constrained Cambridge market before rents spiked. Our partners at Beacon invested a small amount in a real estate technology company called Cypress Communications which they subsequently distributed to shareholders. The stock symbol is CYCO (pronounced "psycho"). CYCO has never made an operating profit and its 1999 operating losses of $15 million were double its revenue of $7.4 million. During the first quarter CYCO issued its first public shares to capitalize on the market's technology mania. Subsequent to the IPO the company had an equity market capitalization of $1.4 billion. We quickly sold our overvalued stake in CYCO at a gain of over 350%.

The irony of this transaction is that just prior to the CYCO spin-off, Beacon traded at $12/share. The market priced CYCO at over $5/share of Beacon, implying a value of only $7/share for Beacon's remaining profitable assets. The

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Cambridge properties alone are worth $15/share. The further irony is that chasing speculative investments like CYCO recently would have rewarded you and ourselves, even though it would have meant abandoning every principle we hold. With our own capital permanently invested we prefer to protect our assets by owning companies with tangible values such as Beacon at greatly discounted prices.

In the first quarter markets rewarded speculation; sound investments with low business risk and high cash-on-cash returns were shunned. In this kind of environment both we and the companies we own will act rationally. We will concentrate our capital and yours in businesses where the asset and cash flow values are clearly definable, where the stocks are available at large discounts to our appraisals, and where we can partner with credible and capable managers. Many of our companies are repurchasing their stock with proceeds from private market asset sales at fair prices, thus building intrinsic values. Ultimately, these values will translate into higher share prices. Because the gap between our appraisals and current market quotes is unprecedented, Longleaf Partners Realty's future returns should be significant.

                       REALTY FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2000

                                              Wilshire
                                             Real Estate
                                    REALTY   Securities    NAREIT   Inflation
                                     FUND       Index      Index    Plus 10%*
                                    ------   -----------   ------   ---------
Year-to-Date                         (4.41)%     2.80%      2.24%      4.16%
One Year                             (7.47)      3.11       0.76      13.70
Three Years                          (3.26)     (1.11)     (2.73)     12.26
Since Public Offering 1/2/96          7.50       7.20       5.45      12.65

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 47.6% OF NET ASSETS)

HILTON HOTELS CORPORATION (HLT)                                            11.3%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiin Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

FOREST CITY ENTERPRISES, INC. (FCE)                                        10.3%
A diversified, national real estate owner and operator of retail and office properties, as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport re-development, and mixed use projects in both New York's Times Square and San Francisco.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                     10.1%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed use development at Mission Bay on the waterfront in downtown San Francisco.

EXCEL LEGACY CORPORATION (XLG)                                              8.9%
A C-corp. focused on development, re-development, and ownership of unique real estate projects throughout North America. Excel Legacy has numerous urban, mixed-use retail/entertainment developments primarily located in the western U.S. including Scottsdale, Palm Springs, Salt Lake City, Anaheim, Denver, and Newport, KY across the river from Cincinnati.

PRIME GROUP REALTY TRUST (PGE)                                              7.0%
A REIT that owns over 11 million square feet of central business district and suburban office space predominately in the Chicago area. Also owns over 5 million square feet of industrial properties and has the right to over 9.6 million square feet of developable space.

                        REALTY FUND - PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                     JANUARY 1, 2000 THROUGH MARCH 31, 2000

              NEW HOLDINGS                            ELIMINATIONS
              ------------                            ------------
CO Space, Inc. Voting Trust* (Beacon      Cypress Communication, Inc.
  Capital Partners, Inc.)                 Voting Trust* (Beacon Capital
Cypress Communications, Inc. Voting         Partners, Inc.)
  Trust* (Beacon Capital Partners, Inc.)  The Pioneer Group, Inc.
                                          Rayonier Inc.

 * Acquired through spin-off of existing position (name of original holding).

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock 87.7%
                     Diversified Realty 25.8%
     4,209,800   *   Catellus Development Corporation................   $ 58,410,975
     2,100,900   *   Excel Legacy Corporation........................      7,090,537
     1,864,050       Forest City Enterprises, Inc. - Class A.........     54,756,469
       148,600       Forest City Enterprises, Inc. - Class B.........      5,052,400
     1,584,500       TrizecHahn Corporation (Foreign)................     23,767,500
                                                                        ------------
                                                                         149,077,881
                                                                        ------------
                     Lodging 20.7%
     8,424,744       Hilton Hotels Corporation.......................     65,291,766
     3,170,000       Host Marriott Corporation (REIT)................     28,133,750
       832,300       Marriott International, Inc.....................     26,217,450
                                                                        ------------
                                                                         119,642,966
                                                                        ------------
                     Mortgage Financing 2.9%
     2,250,647       Bay View Capital Corp...........................     16,879,853

                     Natural Resources/Land 11.9%
       650,000       Deltic Timber Corporation.......................     15,396,875
     4,465,000       TimberWest Forest Corp. (Foreign)...............     28,448,306
     1,840,000       Waste Management, Inc...........................     25,185,000
                                                                        ------------
                                                                          69,030,181
                                                                        ------------
                     Office 18.8%
     2,060,000       Beacon Capital Partners, Inc. (REIT)(b).........     28,634,000
       833,000       Boston Properties Inc. (REIT)...................     26,499,812
       354,800       Cousins Properties Incorporated (REIT)..........     13,061,075
     2,810,700       Prime Group Realty Trust (REIT).................     40,228,144
                                                                        ------------
                                                                         108,423,031
                                                                        ------------
                     Retail 7.6%
     1,223,800       Getty Realty Corp...............................     13,767,750
     1,622,100   *   IHOP Corp.......................................     22,709,400
     3,371,400       Prime Retail, Inc. (REIT).......................      7,374,937
                                                                        ------------
                                                                          43,852,087
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $633,926,067).........    506,905,999
                                                                        ------------

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Preferred Stock 7.7%
                     Diversified Realty 7.7%
                     Excel Legacy Corporation - Series A Liquidating
                       Preference Convertible (Cost
    14,600,000   *     $73,000,000)(b)...............................   $ 44,347,500
                                                                        ------------
      UNITS
    ----------
Trust Units 1.4%
                     Lodging 1.3%
                     Wyndham International, Inc. Voting Trust (Cost
        95,172       $9,106,705)(b)..................................      7,613,760
                     Non-Realty 0.1%
                     CO Space, Inc. Voting Trust (Cost
       465,979       $697,200)(b)....................................        557,760
                                                                        ------------
                                                                           8,171,520
                                                                        ------------
    CONTRACTS
    ----------
Options 0.8%
                     Natural Resources/Land 0.8%
                     Put Options Written
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Premiums received
                     $2,581,033).....................................       (913,788)
                     Call Options Purchased
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Cost $3,711,631)...............      5,702,714
                                                                        ------------
                                                                           4,788,926
                                                                        ------------
       PAR
    ----------
Short-Term Obligations 2.0%
                     Repurchase Agreement with State Street Bank,
                       5.25% due 4-3-00 (Collateralized by U.S.
    11,287,000         government securities)........................     11,287,000
                                                                        ------------
TOTAL INVESTMENTS (COST $729,147,570)(a)......................   99.6%   575,500,945
OTHER ASSETS AND LIABILITIES, NET.............................    0.4      2,287,759
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $577,788,704
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $12.13

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
(b) Illiquid, board valued security.

Note: REITs comprise 25% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 9% of net assets.

                            (Intentionally Left Blank)

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

In the first quarter Longleaf Partners Small-Cap Fund fell 5.0% while the Russell 2000 fueled primarily by technology stocks, rose an impressive 7.1%. Most of our decline was caused by four of our holdings.

Our biggest single issue in the quarter was Safety-Kleen. The outside directors announced they were exploring accounting irregularities and suspended top company officers. It is a bizarre situation that seems far from being resolved. Safety-Kleen is the combination of the old Safety-Kleen business (which we previously owned) that distributes and collects cleaning solvents for small industrial users, and Laidlaw Environmental which deals in hazardous substances for large users. We literally do not know how to comment or even fully assess this situation yet since the company has not detailed the numbers or explained the problem nor have any of the suspended officers been terminated. We continue to monitor this closely and as soon as we have any information on which to base a decision, we will make one.

Bay View Capital's stock has been weak in the wake of the FMAC acquisition. Time will tell whether FMAC will perform up to expectation or whether our value has been permanently diluted. Even assuming the latter, BVC's intrinsic value is significantly higher than the stock price. BVC sells for less than book value, which reflects no credit for the company's San Francisco deposit franchise.

Wyndham's new management continues to upgrade the chain and report good core results. The stock suffers from the overall weakness of the lodging group. WYN, however, is effectively streamlining its business and focusing on its Wyndham properties. A new, sophisticated ownership group and board hired a new management team with very large ownership positions, thus aligning all of our interests. This new board and team originally sparked our interest in Wyndham, and the stock sells far below bids offered for the company during the restructuring process.

U.S. Industries declined over Wall Street's general fears about building products investments. Our appraisal incorporates where we are in the construction cycle. Substantial insider buying and aggressive corporate repurchases confirm our assessment of the stock's extreme undervaluation.

Our long-term optimism for the Small-Cap Fund is rooted in the specific building blocks in this portfolio. Whether partnering with Mark Hansen's team, which has already made dramatic strides at Fleming, at less than 4X EBITDA, or with the Smiths' team at Neiman-Marcus at just over half of revenues, our opportunities are better than they have been in years. As in the Partners Fund, we have never seen this kind of widespread undervaluation of fine businesses. Our

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

composite price-to-value ratio is below 50% for the first time ever, compared to a long-term average in the high 60's. Just getting back to average would not only provide a return that more than compensates for the past year, but would also put us on a platform from which we have historically generated high long-term absolute returns.

Not surprisingly, the low prices and small capitalizations of our holdings have begun to attract a great deal of interest both from insiders and from outsiders. Many of our partners have taken advantage of these discounts by aggressively repurchasing their stocks. Several managers have sold assets or are exploring full liquidation to get shareholders paid. Merger and acquisition interest has risen. We have been approached by third parties to discuss purchasing our stakes as part of efforts to buy out several companies. To enable us to talk freely with all interested parties, we converted our 13G filings with the SEC on Catellus, Gulf Canada, Pioneer Group, VICORP, and Wisconsin Central to 13D's. The recent activity gives us confidence that values will be realized and our wait in many cases will not be long.

Besides the enthusiasm for our current holdings, our buy list of new and future ideas is extensive. Partners who invest additional cash will allow us to purchase more compelling businesses and improve our future returns.

                      SMALL-CAP FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2000

                                                                 Value-Line
                                      SMALL-CAP   Russell 2000   (Geometric)   Inflation
                                        FUND         Index          Index      Plus 10%*
                                      ---------   ------------   -----------   ---------
Year-to-Date                            (4.95)%       7.08%         (0.55)%       4.16%
One Year                                 1.77        37.29           4.74        13.70
Five Years                              16.63        17.24           7.98        12.48
Ten Years(a)                            10.64        14.44           5.80        12.89
Since Public Offering 2/21/89(a)        10.96        13.56           5.10        13.23

(a) From public offering through 3/31/91, the Fund was managed by a different portfolio manager.

 * Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 31.8% OF NET ASSETS)

FLEMING COMPANIES, INC. (FLM)                                               8.1%
A leading food wholesaler which also has a substantial retail business with Food4Less, Sentry, Rainbow, and Bakers stores.

GULF CANADA RESOURCES LIMITED (GOU)                                         7.8%
Canadian based exploration and production company with oil and natural gas assets across the world.

WISCONSIN CENTRAL TRANSPORTATION CORPORATION (WCLX)                         5.7%
A railroad holding company that owns lines in the midwest U.S., Ontario, The United Kingdom, New Zealand, and Australia.

AMETEK, INC. (AME)                                                          5.3%
Manufacturer of electrical motors for vacuums, outdoor equipment, and other household applications, and of electronic instruments for aerospace, process, and heavy vehicle industries.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      4.9%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed use development at Mission Bay on the waterfront in downtown San Francisco.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2000 THROUGH MARCH 31, 2000

           NEW HOLDINGS                           ELIMINATIONS
           ------------                           ------------
None                                Midas Inc.
                                    Romac International, Inc.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 97.3%
                     Agriculture 3.3%
     1,015,400   *   Agribrands International, Inc..................   $   39,917,913
                     Beverages 3.0%
     2,550,000       Whitman Corporation............................       35,540,625
                     Commercial Lighting 6.6%
     2,407,500   *   Genlyte Group Incorporated.....................       46,946,250
     1,692,850       Thomas Industries, Inc.........................       31,740,938
                                                                       --------------
                                                                           78,687,188
                                                                       --------------
                     Entertainment 0.2%
       450,400   *   Carmike Cinemas, Inc. -- Class A...............        2,449,050
                     Environmental Services 0.7%
     6,297,600   *   Safety-Kleen Corp..............................        8,265,600
                     Food -- Wholesale 8.1%
     6,444,000       Fleming Companies, Inc.........................       97,062,750
                     Health Care 1.2%
     2,056,500   *   Pediatrix Medical Group, Inc...................       14,909,625
                     Investment Management 2.6%
     1,320,000   *   The Pioneer Group, Inc.........................       30,690,000
                     Life Insurance 4.9%
     1,825,000       The MONY Group Inc.............................       58,970,312
                     Lodging 4.2%
     2,829,653       Hilton Hotels Corporation......................       21,929,811
    15,450,400   *   Wyndham International, Inc.....................       28,969,500
                                                                       --------------
                                                                           50,899,311
                                                                       --------------
                     Manufacturing 14.5%
     3,323,440       AMETEK, Inc....................................       63,976,220
     1,740,000   *   The Carbide/Graphite Group, Inc................        8,265,000
     2,390,200   *   Scott Technologies, Inc........................       45,115,025
     5,115,000       U.S. Industries, Inc...........................       56,584,687
                                                                       --------------
                                                                          173,940,932
                                                                       --------------
                     Mortgage Financing 1.9%
     3,114,700       Bay View Capital Corp..........................       23,360,250
                     Natural Resources 13.1%
       845,000       Deltic Timber Corporation......................       20,015,937
    25,289,860   *   Gulf Canada Resources Limited (Foreign)........       93,256,359
     6,950,000       TimberWest Forest Corp. (Foreign)..............       44,281,237
                                                                       --------------
                                                                          157,553,533
                                                                       --------------
                     Pharmaceuticals 2.7%
     4,225,700   *   Perrigo Company................................       32,089,121

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Property & Casualty Insurance 7.9%
       248,760   *   Alleghany Corporation..........................   $   46,766,880
     1,777,400       Hilb, Rogal and Hamilton Company...............       48,545,237
                                                                       --------------
                                                                           95,312,117
                                                                       --------------
                     Real Estate 10.1%
     4,260,000   *   Catellus Development Corporation...............       59,107,500
     1,135,400       Cousins Properties Incorporated................       41,796,913
     1,443,400   *   IHOP Corp......................................       20,207,600
                                                                       --------------
                                                                          121,112,013
                                                                       --------------
                     Restaurants 1.7%
       982,400   *   VICORP Restaurants, Inc........................       20,507,600

                     Retail 4.9%
     2,130,500   *   The Neiman Marcus Group, Inc. -- Class B.......       58,588,750

                     Transportation 5.7%
     5,550,800   *   Wisconsin Central Transportation Corporation...       67,997,300
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,252,327,248)..................    1,167,853,990
                                                                       --------------

       PAR
    ----------
Short-Term Obligations 1.4%

    17,252,000       Repurchase Agreement with State Street Bank,
                       5.25% due 4-3-00 (Collateralized by U.S.
                       government securities).......................       17,252,000
                                                                       --------------
TOTAL INVESTMENTS (COST $1,269,579,248)(a)...................   98.7%   1,185,105,990
OTHER ASSETS AND LIABILITIES, NET............................    1.3       15,078,443
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,200,184,433
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................   $        19.20
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 11% of net assets.

                            (Intentionally Left Blank)

                               SERVICE DIRECTORY

                        CONTACT US AT (800) 445-9469 OR
                            WWW.LONGLEAFPARTNERS.COM

24-HOUR AUTOMATED INFORMATION                                           OPTION 1
For automated reporting of daily prices, account balances and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

FUND INFORMATION                                                        OPTION 2
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

SHAREHOLDER INQUIRIES                                                   OPTION 3
To request action on your existing account contact the transfer agent, NFDS, from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 219929                   330 W. 9th Street
   Kansas City, MO 64121-9929            Kansas City, MO 64105

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                            (Intentionally Left Blank)

                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  G. Staley Cates
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  G. Staley Cates, Co-Portfolio Manager and President

  John B. Buford, Co-Portfolio Manager of the Partners and Small-Cap Funds and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments
  E. Andrew McDermott, Assistant Portfolio Manager of the International Fund and Vice President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations, Chief Financial
Officer
     and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

  Andrew R. McCarroll, Vice President and Assistant General Counsel

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                          Longleaf Partners Funds(SM)
                                    c/o NFDS
                                P.O. Box 219929
                           Kansas City, MO 64121-9929
                                 (800) 445-9469
                            www.longleafpartners.com